                                                                    EXHIBIT 21.1


                                NTL INCORPORATED
                          LIST OF SUBSIDIARY COMPANIES
                             AS OF SEPTEMBER 23, 2003

                                                                         JURISDICTION
                                                                              OF
            COMPANY                                               INCORPORATION/REGISTRATION
            -------                                               --------------------------
Andover Cablevision Limited                                               England & Wales
Anglia Cable Communications Limited                                       England & Wales
Bearsden Nominees, Inc.                                                   USA (Delaware)
Bell Cablemedia (Wearside) Partnership                                    England & Wales
Berkhamsted Properties & Building Contractors Limited                     England & Wales
Bracknell Cable TV Limited                                                England & Wales
Cable Television Limited                                                  England & Wales
Cable Thames Valley Limited                                               England & Wales
CableTel (UK) Limited                                                     England & Wales
CableTel Cardiff Limited                                                  England & Wales
CableTel Central Hertfordshire Limited                                    England & Wales
CableTel Hertfordshire Limited                                            England & Wales
CableTel Herts and Beds Limited                                           England & Wales
CableTel Investments Limited                                              England & Wales
CableTel Limited                                                          England & Wales
CableTel Newport                                                          England & Wales
CableTel North Bedfordshire Limited                                       England & Wales
CableTel Northern Ireland Limited                                         Northern Ireland
CableTel Programming, Inc.                                                USA (Delaware)
CableTel Scotland Limited                                                    Scotland
CableTel Surrey and Hampshire Limited                                     England & Wales
CableTel Telecom Supplies Limited                                         England & Wales
CableTel Ventures Limited                                                 USA (Delaware)
CableTel West Glamorgan Limited                                           England & Wales
CableTel West Riding Limited                                              England & Wales
Cambridge Cable Services Limited                                          England & Wales
Cambridge Holding Company Limited                                         England & Wales
CCL Corporate Communication Services Limited                              England & Wales
Chartwell Investors LP (Limited Partnership; No Share Capital)      USA (Delaware)/UK Resident
Columbia Management Limited                                              England & Wales
Communications Cable Funding Corp.                                       USA (Delaware)
ComTel Cable Services Limited                                            England & Wales
ComTel Coventry Limited                                                  England & Wales
Credit-Track Debt Recovery Limited                                       England & Wales
Diamond Cable (Bassetlaw) Limited                                        England & Wales
Diamond Cable (Burton-upon-Trent) Limited                                England & Wales
Diamond Cable (Chesterfield) Limited                                     England & Wales
Diamond Cable (Grantham) Limited                                         England & Wales
Diamond Cable (Grimclee) Limited                                         England & Wales
Diamond Cable (Hinckley) Limited                                         England & Wales
Diamond Cable (Leicester) Limited                                        England & Wales
Diamond Cable (Lincoln) Limited                                          England & Wales

                                NTL INCORPORATED
                          LIST OF SUBSIDIARY COMPANIES
                             AS OF JANUARY 10, 2003

                                                                         JURISDICTION
                                                                              OF
            COMPANY                                               INCORPORATION/REGISTRATION
            -------                                               --------------------------
Diamond Cable (Lincolnshire) Limited                                     England & Wales
Diamond Cable (Mansfield) Limited                                        England & Wales
Diamond Cable (Melton Mowbray) Limited                                   England & Wales
Diamond Cable (Newark-on-Trent) Limited                                  England & Wales
Diamond Cable (Ravenshead) Limited                                       England & Wales
Diamond Cable (Vale of Belvoir) Limited                                  England & Wales
Diamond Cable Acquisitions Limited                                       England & Wales
Diamond Cable Communications Limited                                     England & Wales
Diamond Cable Construction Limited                                       England & Wales
Diamond Cable CPE Limited                                                England & Wales
Diamond Holdings Limited                                                 England & Wales
Diamond Visual Communications Limited                                    England & Wales
Digital Television Network Limited                                       England & Wales
DTELS Limited                                                            England & Wales
East Coast Cable Limited                                                 England & Wales
East Midlands Cable Communications Limited                               England & Wales
East Midlands Cable Group Limited                                        England & Wales
East Midlands Cable Holdings Limited                                     England & Wales
Enablis Limited                                                          England & Wales
Heartland Cablevision (UK) Limited                                       England & Wales
Heartland Cablevision II (UK) Limited                                    England & Wales
Herts Cable Limited                                                      England & Wales
Jewel Holdings Limited                                                   England & Wales
Lanbase European Holdings Limited                                        England & Wales
Lanbase Limited                                                          England & Wales
LCL Cable (Holdings) Limited                                             England & Wales
LCL Telephones Limited                                                   England & Wales
Lichfield Cable Communications Limited                                   England & Wales
Maza Limited                                                             England & Wales
Metro Hertfordshire Limited                                              England & Wales
Metro South Wales Limited                                                England & Wales
Moleseye Limited                                                         England & Wales
National Transcommunications Limited                                     England & Wales
NNS UK Holdings 1, Inc                                              USA (Delaware)/UK Resident
NNS UK Holdings 2, Inc                                              USA (Delaware)/UK Resident
North CableComms Holdings, Inc                                      USA (Delaware)/UK Resident
North CableComms LLC (Common Interests; No Share Capital)           USA (Delaware)/UK Resident
North CableComms Management, Inc                                    USA (Delaware)/UK Resident
Northampton Cable Television Limited                                     England & Wales
ntl (Aylesbury and Chiltern) Limited                                     England & Wales
ntl (B) Limited                                                          England & Wales
ntl (BCM Plan) Pension Trustees Limited                                  England & Wales
ntl (Broadland) Limited                                                  England & Wales

                                NTL INCORPORATED
                          LIST OF SUBSIDIARY COMPANIES
                             AS OF JANUARY 10, 2003

                                                                         JURISDICTION
                                                                              OF
            COMPANY                                               INCORPORATION/REGISTRATION
            -------                                               --------------------------
ntl (Chichester) Limited                                                 England & Wales
ntl (City and Westminster) Limited                                       England & Wales
ntl (County Durham) Limited                                              England & Wales
ntl (CRUK) Limited                                                       England & Wales
ntl (CWC Holdings)                                                       England & Wales
ntl (CWC) Corporation Limited                                            England & Wales
ntl (CWC) Limited                                                        England & Wales
ntl (CWC) Management Limited                                             England & Wales
ntl (CWC) No 2 Limited                                                   England & Wales
ntl (CWC) No 3 Limited                                                   England & Wales
ntl (CWC) No 4 Limited                                                   England & Wales
ntl (CWC) Programming Limited                                            England & Wales
ntl (CWC) UK                                                             England & Wales
ntl (Ealing) Limited                                                     England & Wales
ntl (Eastbourne and Hastings) Limited                                    England & Wales
ntl (Fenland) Limited                                                    England & Wales
ntl (Greenwich and Lewisham) Limited                                     England & Wales
ntl (Hampshire) Limited                                                  England & Wales
ntl (Harrogate) Limited                                                  England & Wales
ntl (Harrow) Limited                                                     England & Wales
ntl (Kent) Limited                                                       England & Wales
ntl (Lambeth and Southwark) Limited                                      England & Wales
ntl (Leeds) Limited                                                      England & Wales
ntl (Norwich) Limited                                                    England & Wales
ntl (Peterborough) Limited                                               England & Wales
ntl (South East) Limited                                                 England & Wales
ntl (South Hertfordshire) Limited                                        England & Wales
ntl (South London) Limited                                               England & Wales
ntl (Southampton and Eastleigh) Limited                                  England & Wales
ntl (Sunderland) Limited                                                 England & Wales
ntl (Thamesmead) Limited                                                 England & Wales
ntl (Triangle) LLC                                                  USA (Delaware)/UK Resident
ntl (UK) Group, Inc                                                 USA (Delaware)/UK Resident
ntl (V) Limited                                                          England & Wales
ntl (V) Plan Pension Trustees Limited                                    England & Wales
ntl (Wandsworth) Limited                                                 England & Wales
ntl (Wearside) Limited                                                   England & Wales
ntl (West London) Limited                                                England & Wales
ntl (YorCan) Limited                                                     England & Wales
ntl (York) Limited                                                       England & Wales
ntl Acquisition Company Limited                                          England & Wales
ntl Bolton Cablevision Holding Company                                   England & Wales

                                NTL INCORPORATED
                          LIST OF SUBSIDIARY COMPANIES
                             AS OF JANUARY 10, 2003

                                                                         JURISDICTION
                                                                              OF
            COMPANY                                               INCORPORATION/REGISTRATION
            -------                                               --------------------------
ntl Bromley Company                                                 USA (Delaware)/UK Resident
ntl Business (Ireland) Limited                                           England & Wales
ntl Business Limited                                                     England & Wales
ntl CableComms Bolton                                                    England & Wales
ntl CableComms Bromley                                                   England & Wales
ntl CableComms Bury and Rochdale                                         England & Wales
ntl CableComms Cheshire                                                  England & Wales
ntl CableComms Derby                                                     England & Wales
ntl CableComms East Lancashire                                           England & Wales
ntl CableComms Greater Manchester                                        England & Wales
ntl CableComms Group, Inc                                           USA (Delaware)/UK Resident
ntl CableComms Group Limited                                             England & Wales
ntl CableComms Holdings No 1 Limited                                     England & Wales
ntl CableComms Holdings No 2 Limited                                     England & Wales
ntl CableComms Lancashire No 1                                           England & Wales
ntl CableComms Lancashire No 2                                           England & Wales
ntl CableComms Limited                                                   England & Wales
ntl CableComms Macclesfield                                              England & Wales
ntl CableComms Manchester Limited                                        England & Wales
ntl CableComms Oldham and Tameside                                       England & Wales
ntl CableComms Solent                                                    England & Wales
ntl CableComms Staffordshire                                             England & Wales
ntl CableComms Stockport                                                 England & Wales
ntl CableComms Surrey                                                    England & Wales
ntl CableComms Sussex                                                    England & Wales
ntl CableComms Wessex                                                    England & Wales
ntl CableComms West Surrey Limited                                       England & Wales
ntl CableComms Wirral                                                    England & Wales
ntl Cambridge Limited                                                    England & Wales
ntl Chartwell Holdings, Inc                                         USA (Delaware)/UK Resident
ntl Chartwell Holdings 2, Inc                                       USA (Delaware)/UK Resident
ntl Chartwell Holdings Limited                                           England & Wales
ntl Communications (Galway) Limited                                      Irish Republic
ntl Communications (Ireland) Limited                                     Irish Republic
ntl Communications (Waterford) Limited                                   Irish Republic
ntl Communications Limited                                               England & Wales
ntl Communications Services Limited                                      England & Wales
ntl Construction Limited                                                 Irish Republic
ntl Darlington Limited                                                   England & Wales
ntl Derby Cablevision Holding Company                                    England & Wales
ntl Digital Limited                                                      England & Wales
ntl Digital Radio Limited                                                England & Wales

                                NTL INCORPORATED
                          LIST OF SUBSIDIARY COMPANIES
                             AS OF JANUARY 10, 2003

                                                                         JURISDICTION
                                                                              OF
            COMPANY                                               INCORPORATION/REGISTRATION
            -------                                               --------------------------
ntl Digital (US), Inc.                                                   USA (Delaware)
ntl Dublin Cablesystems Limited                                          Irish Republic
ntl Equipment No 1 Limited                                               England & Wales
ntl Equipment No 2 Limited                                               England & Wales
ntl Fawnspring Limited                                                   England & Wales
ntl Funding (NJ), Inc.                                                   USA (Delaware)
ntl Glasgow                                                                 Scotland
ntl Glasgow Holdings Limited                                             England & Wales
ntl Group Limited                                                        England & Wales
ntl Holdings (Broadland) Limited                                         England & Wales
ntl Holdings (East London) Limited                                       England & Wales
ntl Holdings (Fenland) Limited                                           England & Wales
ntl Holdings (Leeds) Limited                                             England & Wales
ntl Holdings (Norwich) Limited                                           England & Wales
ntl Holdings (Peterborough) Limited                                      England & Wales
ntl International Services, Inc.                                         USA (Delaware)
ntl Internet Limited                                                     England & Wales
ntl Internet Services Limited                                            England & Wales
ntl Investment Holdings Limited                                          England & Wales
ntl Kirklees                                                             England & Wales
ntl Kirklees Holdings Limited                                            England & Wales
ntl Limited                                                              England & Wales
ntl Manchester Cablevision Holding Company                               England & Wales
ntl Microclock Services Limited                                          England & Wales
ntl Midlands Limited                                                     England & Wales
ntl Milton Keynes Limited                                                England & Wales
ntl Networks Limited                                                     England & Wales
ntl North CableComms Holdings, Inc                                  USA (Delaware)/UK Resident
ntl North CableComms Management, Inc                                USA (Delaware)/UK Resident
ntl Partcheer Company Limited                                            England & Wales
ntl Pension Trustees Limited                                             England & Wales
ntl Programming Subsidiary Company                                  USA (Delaware)/UK Resident
ntl Radio Services Limited                                               England & Wales
ntl Rectangle Limited                                                    England & Wales
ntl Sideoffer Limited                                                    England & Wales
ntl Solent Company                                                  USA (Delaware)/UK Resident
ntl Solent Telephone and Cable TV Company Limited                        England & Wales
ntl South CableComms Holdings, Inc                                  USA (Delaware)/UK Resident
ntl South CableComms Management, Inc                                USA (Delaware)/UK Resident
ntl South Central Limited                                                England & Wales
ntl South Wales Limited                                                  England & Wales

                                NTL INCORPORATED
                          LIST OF SUBSIDIARY COMPANIES
                             AS OF JANUARY 10, 2003

                                                                         JURISDICTION
                                                                              OF
            COMPANY                                               INCORPORATION/REGISTRATION
            -------                                               --------------------------
ntl Streetunique Projects Limited                                        England & Wales
ntl Streetunit Projects Limited                                          England & Wales
ntl Streetusual Services Limited                                         England & Wales
ntl Streetvision Services Limited                                        England & Wales
ntl Streetvital Services Limited                                         England & Wales
ntl Streetwarm Services Limited                                          England & Wales
ntl Streetwide Services Limited                                          England & Wales
ntl Strikeagent Trading Limited                                          England & Wales
ntl Strikeamount Trading Limited                                         England & Wales
ntl Strikeapart Trading Limited                                          England & Wales
ntl Surrey Company                                                  USA (Delaware)/UK Resident
ntl Sussex Company                                                  USA (Delaware)/UK Resident
ntl Systems Limited                                                      England & Wales
ntl Technical Support Company Limited                                    England & Wales
ntl Teesside Limited                                                     England & Wales
ntl Telecom Services Limited                                             England & Wales
ntl Trustees Limited                                                     England & Wales
ntl UK CableComms Holdings, Inc                                     USA (Delaware)/UK Resident
ntl UK Telephone and Cable TV Holding Company Limited                    England & Wales
ntl Wessex Company                                                  USA (Delaware)/UK Resident
ntl Westminster Limited                                                  England & Wales
ntl Winston Holdings, Inc                                           USA (Delaware)/UK Resident
ntl Winston Holdings Limited                                             England & Wales
ntl Wirral Company                                                  USA (Delaware)/UK Resident
ntl Wirral Telephone and Cable TV Company                                England & Wales
Oxford Cable Limited                                                     England & Wales
Prospectre Limited                                                          Scotland
Scanners (Europe) Limited                                                England & Wales
Scanners Television Outside Broadcasts Limited                           England & Wales
Secure Backup Systems Limited                                            England & Wales
South CableComms Holdings, Inc                                      USA (Delaware)/UK Resident
South CableComms LLC (Common Interests; No Share Capital)           USA (Delaware)/UK Resident
South CableComms Management, Inc                                    USA (Delaware)/UK Resident
Southern East Anglia Cable Limited                                       England & Wales
Stafford Communications Limited                                          England & Wales
Swindon Cable Limited                                                    England & Wales
Tamworth Cable Communications Limited                                    England & Wales
Telecential Communications (Herts) Partnership                           England & Wales
Telecential Communications (Northants) Partnership                       England & Wales
Vision Networks Services UK Limited                                      England & Wales
Wessex Cable Limited                                                     England & Wales
Winston Investors LLC (Common Interests; No Share Capital)          USA (Delaware)/UK Resident

                                NTL INCORPORATED
                          LIST OF SUBSIDIARY COMPANIES
                             AS OF JANUARY 10, 2003

                                                                         JURISDICTION
                                                                              OF
            COMPANY                                               INCORPORATION/REGISTRATION
            -------                                               --------------------------

Workplace Technologies Trustees Company Limited                          England & Wales
XL Debt Recovery Agency Limited                                          England & Wales
X-TANT Limited                                                           England & Wales